Exhibit 99.1

Contacts:

Media Contact	Investor Contact
David Grip	Brian Denyeau
AspenTech	ICR
+1 781-221-5273	+1 646-277-1251
david.grip@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the
Second Quarter of Fiscal 2018

Bedford, Mass. - January 24, 2018 - Aspen Technology, Inc. (NASDAQ: AZPN), the asset optimization software company, today announced financial results for its second quarter of fiscal year 2018, ended December 31, 2017.

“AspenTech delivered solid second quarter fiscal 2018 financial results that exceeded our expectations from both a revenue and profitability perspective. We saw positive performance from owner-operator customers and growth from our Engineering and Manufacturing/Supply Chain suites,” said Antonio Pietri, President and Chief Executive Officer of AspenTech.

Pietri continued, “In addition, our APM business saw continued traction for each solution in the product suite. Our second quarter results have validated our belief that APM is a large opportunity that can greatly increase the value we deliver to our customers over time.”

Second Quarter Fiscal 2018 and Recent Business Highlights

•
Annual spend, which the company defines as the annualized value of all term license and maintenance contracts at the end of the quarter, was approximately $469 million at the end of the second quarter of fiscal 2018, which increased 4.2% compared to the second quarter of fiscal 2017 and 1.7% sequentially.

•	GAAP operating margin was 43.6%, compared to 46.7% in the second quarter of fiscal 2017. Non-GAAP operating margin was 49.8%, compared to 50.8% in the second quarter of fiscal 2017.

•	AspenTech repurchased approximately 756,000 shares of its common stock for $50.0 million in the second quarter of fiscal 2018.

Summary of Second Quarter Fiscal Year 2018 Financial Results

AspenTech’s total revenue of $124.9 million included:

•	Subscription and software revenue was $117.7 million in the second quarter of fiscal 2018, an increase from $112.9 million in the second quarter of fiscal 2017.

•	Services and other revenue was $7.2 million in the second quarter of fiscal 2018, compared to $7.0 million in the second quarter of fiscal 2017.

For the quarter ended December 31, 2017, AspenTech reported income from operations of $54.5 million, compared to income from operations of $56.1 million for the quarter ended December 31, 2016.

Net income was $38.1 million for the quarter ended December 31, 2017, leading to net income per share of $0.52, compared to net income per share of $0.48 in the same period last fiscal year.

Non-GAAP income from operations, which adds back the impact of stock-based compensation expense, amortization of intangibles associated with acquisitions, litigation judgments, acquisition related fees and non-capitalized acquired technology, was $62.2 million for the second quarter of fiscal 2018, compared to non-GAAP income from operations of $60.9 million in the same period last fiscal year. Non-GAAP net income was $43.0 million, or $0.59 per share, for the second quarter of fiscal 2018, compared to non-GAAP net income of $40.2 million, or $0.52 per share, in the same period last fiscal year. A reconciliation of GAAP to non-GAAP results is presented in the financial tables included in this press release.

AspenTech had cash and marketable securities of $48.7 million and borrowings of $151.0 million at December 31, 2017.

During the second quarter, the company generated $42.4 million in cash flow from operations and $42.2 million in free cash flow. Free cash flow is calculated as net cash provided by operating activities adjusted for the net impact of: purchases of property, equipment and leasehold improvements; capitalized computer software development costs; non-capitalized acquired technology, excess tax benefits from stock-based compensation, and other nonrecurring items, such as acquisition or litigation related payments.

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing AspenTech’s business. As the result of adoption of new licensing models, management believes that a number of AspenTech’s performance indicators based on GAAP, including revenue, gross profit, operating income and net income, should be viewed in conjunction with certain non-GAAP and other business measures in assessing AspenTech’s performance, growth and financial condition. Accordingly, management utilizes a number of non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track AspenTech’s business performance. None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

AspenTech will host a conference call and webcast today, January 24, 2018, at 4:30 p.m. (Eastern Time), to discuss the company's financial results for the second quarter fiscal year 2018 as well as the company’s business outlook.
The live dial-in number is (866) 604-6127 or (443) 961-0460, conference ID code 6562029. Interested parties may also listen to a live webcast of the call by logging on to the Investor Relations section of AspenTech’s website, http://www.aspentech.com/corporate/investor.cfm, and clicking on the “webcast” link. A replay of the call will be archived on AspenTech’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 6562029, through February 24, 2018.
About AspenTech
AspenTech is a leading software supplier for optimizing asset performance. Our products thrive in complex, industrial environments where it is critical to optimize the asset design, operation and maintenance lifecycle. AspenTech uniquely combines decades of process modeling expertise with big data machine-learning. Our purpose-built software platform automates knowledge work and builds sustainable competitive advantage by delivering high returns over the entire asset lifecycle. As a result, companies in capital-intensive industries can maximize uptime and push the limits of performance, running their assets faster, safer, longer and greener. Visit AspenTech.com to find out more.
Forward-Looking Statements

The third paragraph of this press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may vary significantly from AspenTech’s expectations based on a number of risks and uncertainties, including, without limitation:  AspenTech’s failure to increase usage and product adoption of aspenONE offerings or grow the aspenONE APM business, and failure to continue to provide innovative, market-leading solutions; the demand for, or usage of, aspenONE software declines for any reason, including declines due to adverse changes in the capital-intensive process industries; unfavorable economic and market conditions or a lessening demand in the market for asset process optimization software; and other risk factors described from time to time in AspenTech’s periodic reports filed with the Securities and Exchange Commission.  AspenTech cannot guarantee any future results, levels of activity, performance, or achievements. AspenTech expressly disclaims any obligation to update forward-looking statements after the date of this press release.

© 2018 Aspen Technology, Inc. AspenTech, aspenONE and the Aspen leaf logo are registered trademarks of Aspen Technology, Inc. All rights reserved. All other trademarks are property of their respective owners.

Source: Aspen Technology, Inc.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited in thousands, except per share data)

	Three Months Ended December 31,		Six Months Ended December 31,
	2017	2016	2017	2016
Revenue:
Subscription and software	$117,658	$112,916	$233,414	$226,360
Services and other	7,244	7,017	14,269	13,623
Total revenue	124,902	119,933	247,683	239,983
Cost of revenue:
Subscription and software	5,486	5,176	11,269	10,245
Services and other	6,603	6,403	13,552	12,839
Total cost of revenue	12,089	11,579	24,821	23,084
Gross profit	112,813	108,354	222,862	216,899
Operating expenses:
Selling and marketing	24,380	21,829	47,951	43,854
Research and development	19,790	18,597	39,279	37,229
General and administrative	14,178	11,863	27,854	25,020
Total operating expenses	58,348	52,289	115,084	106,103
Income from operations	54,465	56,065	107,778	110,796
Interest income	40	216	181	488
Interest (expense)	(1,261)	(892)	(2,467)	(1,762)
Other (expense) income, net	(238)	697	(854)	1,344
Income before provision for income taxes	53,006	56,086	104,638	110,866
Provision for income taxes	14,928	19,076	31,805	38,855
Net income	$38,078	$37,010	$72,833	$72,011
Net income per common share:
Basic	$0.53	$0.48	$1.00	$0.92
Diluted	$0.52	$0.48	$0.99	$0.92
Weighted average shares outstanding:
Basic	72,342	76,905	72,683	77,977
Diluted	73,036	77,318	73,333	78,356

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited in thousands, except share data)

	December 31, 2017	June 30, 2017
ASSETS
Current assets:
Cash and cash equivalents	$48,703	$101,954
Accounts receivable, net	24,208	27,670
Prepaid expenses and other current assets	10,420	12,061
Prepaid income taxes	5,408	4,501
Total current assets	88,739	146,186
Property, equipment and leasehold improvements, net	11,483	13,400
Computer software development costs, net	766	667
Goodwill	55,703	51,248
Intangible assets, net	27,737	20,789
Non-current deferred tax assets	10,093	14,352
Other non-current assets	1,275	1,300
Total assets	$195,796	$247,942
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$3,996	$5,467
Accrued expenses and other current liabilities	42,753	48,149
Income taxes payable	17	1,603
Borrowings under credit agreement	151,000	140,000
Current deferred revenue	232,653	272,024
Total current liabilities	430,419	467,243
Non-current deferred revenue	26,025	28,335
Other non-current liabilities	13,859	13,148
Commitments and contingencies (Note 15)
Series D redeemable convertible preferred stock, $0.10 par value— Authorized— 3,636 shares as of December 31, 2017 and June 30, 2017 Issued and outstanding— none as of December 31, 2017 and June 30, 2017	—	—
Stockholders’ deficit:
Common stock, $0.10 par value— Authorized—210,000,000 shares Issued— 102,775,919 shares at December 31, 2017 and 102,567,129 shares at June 30, 2017 Outstanding— 72,034,435 shares at December 31, 2017 and 73,421,153 shares at June 30, 2017	10,278	10,257
Additional paid-in capital	699,428	687,479
Retained earnings	229,353	156,520
Accumulated other comprehensive income	2,933	1,459
Treasury stock, at cost—30,741,484 shares of common stock at December 31, 2017 and 29,145,976 shares at June 30, 2017	(1,216,499)	(1,116,499)
Total stockholders’ deficit	(274,507)	(260,784)
Total liabilities and stockholders’ deficit	$195,796	$247,942

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited in thousands)

	Three Months Ended December 31,		Six Months Ended December 31,
	2017	2016	2017	2016
Cash flows from operating activities:
Net income	$38,078	$37,010	$72,833	$72,011
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,605	1,509	3,358	3,300
Net foreign currency (gains) losses	54	(1,554)	990	(2,301)
Stock-based compensation	5,455	4,671	11,869	9,630
Deferred income taxes	4,329	228	4,296	182
Provision for (recovery from) bad debts	(48)	63	(28)	56
Tax benefits from stock-based compensation	—	448	—	1,032
Excess tax benefits from stock-based compensation	—	(448)	—	(1,032)
Other non-cash operating activities	207	(50)	207	40
Changes in assets and liabilities:
Accounts receivable	4,160	3,849	3,656	2,494
Prepaid expenses, prepaid income taxes, and other assets	(1,333)	1,776	959	3,661
Accounts payable, accrued expenses, income taxes payable and other liabilities	(8,556)	(7,436)	(1,792)	5,084
Deferred revenue	(1,549)	(12,899)	(41,586)	(40,740)
Net cash provided by operating activities	42,402	27,167	54,762	53,417
Cash flows from investing activities:
Purchases of marketable securities	—	(490,000)	—	(683,748)
Maturities of marketable securities	—	560,195	—	613,379
Purchases of property, equipment and leasehold improvements	(33)	(476)	(156)	(1,374)
Payments for business acquisitions, net of cash acquired	(10,800)	(30,771)	(10,800)	(36,171)
Payments for capitalized computer software costs	(291)	(49)	(356)	(100)
Net cash used in investing activities	(11,124)	38,899	(11,312)	(108,014)
Cash flows from financing activities:
Exercises of stock options	1,137	1,754	3,548	4,843
Repurchases of common stock	(49,928)	(47,963)	(105,037)	(199,584)
Payments of tax withholding obligations related to restricted stock	(1,817)	(1,489)	(3,467)	(2,786)
Deferred business acquisition payments	(2,000)	—	(2,600)
Excess tax benefits from stock-based compensation	—	448	—	1,032
Proceeds from credit agreement	11,000	—	11,000	—
Payments of credit agreement issuance costs	—	—	(351)	—
Net cash used in financing activities	(41,608)	(47,250)	(96,907)	(196,495)
Effect of exchange rate changes on cash and cash equivalents	50	(167)	206	(218)
Decrease in cash and cash equivalents	(10,280)	18,649	(53,251)	(251,310)
Cash and cash equivalents, beginning of period	58,983	48,377	101,954	318,336
Cash and cash equivalents, end of period	$48,703	$67,026	$48,703	$67,026

Supplemental disclosure of cash flow information:
Income taxes paid, net	$28,499	$23,761	$29,742	$25,000
Interest paid	1,071	729	2,039	1,579

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in thousands, except per share data)

	Three Months Ended December 31,		Six Months Ended December 31,
	2017	2016	2017	2016
Total expenses
GAAP total expenses (a)	$70,437	$63,868	$139,905	$129,187
Less:
Stock-based compensation (b)	(5,455)	(4,671)	(11,869)	(9,630)
Non-capitalized acquired technology (e)	—	—	—	(350)
Amortization of intangibles	(526)	(56)	(1,052)	(111)
Litigation judgment	(1,548)	—	(1,548)	—
Acquisition related fees	(198)	(99)	(328)	(461)

Non-GAAP total expenses	$62,710	$59,042	$125,108	$118,635

Income from operations
GAAP income from operations	$54,465	$56,065	$107,778	$110,796
Plus:
Stock-based compensation (b)	5,455	4,671	11,869	9,630
Non-capitalized acquired technology (e)	—	—	—	350
Amortization of intangibles	526	56	1,052	111
Litigation judgment	1,548	—	1,548	—
Acquisition related fees	198	99	328	461

Non-GAAP income from operations	$62,192	$60,891	$122,575	$121,348

Net income
GAAP net income	$38,078	$37,010	$72,833	$72,011
Plus:
Stock-based compensation (b)	5,455	4,671	11,869	9,630
Non-capitalized acquired technology (e)	—	—	—	350
Amortization of intangibles	526	56	1,052	111
Litigation judgment	1,548	—	1,548	—
Acquisition related fees	198	99	328	461
Less:
Income tax effect on Non-GAAP items (c)	(2,782)	(1,649)	(5,327)	(3,665)

Non-GAAP net income	$43,023	$40,187	$82,303	$78,898

Diluted income per share
GAAP diluted income per share	$0.52	$0.48	$0.99	$0.92
Plus:
Stock-based compensation (b)	0.07	0.06	0.16	0.12
Non-capitalized acquired technology (e)	—	—	—	0.01
Amortization of intangibles	0.01	—	0.01	—
Litigation judgment	0.02	—	0.02	—
Acquisition related fees	0.01	—	0.01	0.01
Less:
Income tax effect on Non-GAAP items (c)	(0.04)	(0.02)	(0.07)	(0.05)

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in thousands, except per share data)

Non-GAAP diluted income per share	$0.59	$0.52	$1.12	$1.01

Shares used in computing Non-GAAP diluted income per share	73,036	77,318	73,333	78,356

	Three Months Ended December 31,		Six Months Ended December 31,
	2017	2016	2017	2016
Free Cash Flow
GAAP cash flow from operating activities	$42,402	$27,167	$54,762	$53,417

Purchase of property, equipment and leasehold improvements	(33)	(476)	(156)	(1,374)
Capitalized computer software development costs	(291)	(49)	(356)	(100)
Non-capitalized acquired technology (e)	—	—	75	846
Excess tax benefits from stock-based compensation (d)	—	448	—	1,032
Acquisition related fee payments	88	413	88	413
Free Cash Flow	$42,166	$27,503	$54,413	$54,234

(a) GAAP total expenses
	Three Months Ended December 31,		Six Months Ended December 31,
	2017	2016	2017	2016
Total costs of revenue	$12,089	$11,579	$24,821	$23,084
Total operating expenses	58,348	52,289	115,084	106,103
GAAP total expenses	$70,437	$63,868	$139,905	$129,187

(b) Stock-based compensation expense was as follows:
	Three Months Ended December 31,		Six Months Ended December 31,
	2017	2016	2017	2016
Cost of services and other	$324	$374	$774	$743
Selling and marketing	1,006	1,010	1,891	1,965
Research and development	1,891	1,495	3,788	2,558
General and administrative	2,234	1,792	5,416	4,364
Total stock-based compensation	$5,455	$4,671	$11,869	$9,630

(c) The income tax effect on non-GAAP items for the three and six months ended December 31, 2017 is calculated utilizing the Company's federal and state tax rate in effect as of the beginning of the fiscal year, of 36 percent. The income tax effect on non-GAAP items for the three and six months ended December 31, 2016 is calculated utilizing the Company's estimated federal and state tax rate.

(d) Excess tax benefits are related to stock-based compensation tax deductions in excess of book compensation expense and reduce the Company’s income taxes payable. The Company adopted ASU No. 2016-09, Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting (“ASU No. 2016-09”) effective July 1, 2017. The Company adopted the cash flow presentation prospectively, and accordingly, excess tax benefits from stock-based compensation of $0.4 million and $1.0 million is presented as an operating activity as a component of net income for the three and six months ended December 31, 2017, respectively, while $0.4 million and $1.0 million of excess tax benefits from stock-based compensation is presented as a financing activity for the three and six months ended December 31, 2016, respectively.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in thousands, except per share data)

(e) In the six months ended December 31, 2016, the Company acquired technology that did not meet the accounting requirements for capitalization and therefore the cost of the acquired technology was expensed as research and development. The Company has excluded the expense of the acquired technology from non-GAAP operating income to be consistent with transactions where the acquired assets were capitalized. In the six months ended December 31, 2017 and 2016, the Company has excluded payments of $0.1 million and $0.8 million, respectively, for non-capitalized acquired technology (including $0.1 million and $0.5 million, respectively, of final payments related to non-capitalized acquired technology from prior fiscal periods) from free cash flow to be consistent with the treatment of other transactions where the acquired assets were capitalized.